UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

COPART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23255	94-2867490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 300

Dallas, Texas 75254

(Address of principal executive offices)(Zip Code)

(972) 391-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2015, the Compensation Committee of the Board of Directors of Copart, Inc. (the “Company”) approved the amendment of each of the separate Stand-Alone Stock Option Award Agreements dated December 16, 2013, by and between the Company and A. Jayson Adair and Vincent W. Mitz, respectively. Mr. Adair proposed the terms of the amendment as described below to the Compensation Committee, and he and Mr. Mitz have each agreed to their respective amendments. The Stand-Alone Stock Option Award Agreements, as amended and restated on June 2, 2015, are referred to as the “Stock Option Agreements.”

The amendment to the Stock Option Agreements removed a provision providing at times prior to a “change in control” (as defined in the Stock Option Agreements) for the immediate vesting in full of the underlying option upon an involuntary termination of Mr. Adair or Mr. Mitz, as applicable, without “cause” (as defined in the Stock Option Agreements).

Other than the amendment relating to accelerated vesting upon an involuntary termination without cause prior to a change in control, the Stock Option Agreements did not effect any other material amendment or modification relative to such agreements as previously in effect. In particular, the Stock Option Agreements continue to provide for immediate vesting in full of the underlying option upon a termination without “cause” or resignation for “good reason” (as defined in the Stock Option Agreements) that occurs upon or following a change in control of the Company.

The foregoing is a summary description of the material terms of the Stock Option Agreements and is qualified in its entirety by the text of such agreements, copies of which are attached as Exhibits 10.1 and 10.2, respectively, hereto, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Stand-Alone Stock Option Award Agreement dated June 2, 2015, between the Registrant and A. Jayson Adair.

10.2	Amended and Restated Stand-Alone Stock Option Award Agreement dated June 2, 2015, between the Registrant and Vincent W. Mitz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

By:	/s/ Paul A. Styer
Paul A. Styer Senior Vice President, General Counsel, and Secretary

Date: June 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Stand-Alone Stock Option Award Agreement dated June 2, 2015, between the Registrant and A. Jayson Adair.

10.2	Amended and Restated Stand-Alone Stock Option Award Agreement dated June 2, 2015, between the Registrant and Vincent W. Mitz.